ASSIGNMENT, CONVEYANCE, AND BILL OF SALE

STATE OF TEXAS §
§ KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF GREGG §

THIS ASSIGNMENT, CONVEYANCE AND BILL OF SALE (the "Assignment") is made by **CERBERUS PRODUCTION, LLC**, a Texas limited liability company (the "Assignor"), whose address is 5002 Green Tree Blvd. Midland, Texas 79710, to **INTERNATIONAL WESTERN PETROLUEM**, a Nevada corporation (the "Assignee"), whose address is 5525 North MacArthur Blvd. Suite 280, Irving, Texas 75038.

For Ten Dollars ($10.00) and other good and valuable consideration, the receipt, and sufficiency of which are hereby acknowledged, Assignor does hereby grant, bargain, sell, transfer, convey, set over, assign and deliver unto Assignee, its successors and assigns, effective for all purposes as of the Effective Time and subject to the matters set forth herein, the following:

(a) All of Assignor's rights, titles and interests in, to, under or derived from the oil, gas and mineral leases described on Exhibit "A" attached hereto and made a part hereof for all purposes (hereinafter referred to collectively as the "Leases"), INSOFAR AND ONLY INSOFAR as the Leases cover the lands out of the Mary Van Winkle Survey, Gregg County, Texas, described on Exhibit "A" hereto, and limited to depths from the surface of the ground down to the subsurface depth of the stratigraphic equivalent of the base of the Woodbine Formation beneath such lands, hereinafter referred to collectively as the "Lands;"

(b) All of Assignor's rights, titles and interests in and to all the property and rights incident thereto, and all rights in, to and under all agreements, including, but not limited to, all operating agreements, leases, permits, rights-of-way, easements, licenses, farmouts, options, orders, exchange and processing contracts and/or agreements, in any way relating thereto;

(c) All of Assignor's rights, titles and interests in the Fannie Marshall (RRC # 07413) and Ida Waldon (RRC # 07419) Wells, and all personal property, equipment, pipelines, flow lines, gathering systems, fixtures, portable buildings, structures and improvements on the Lands, appurtenant thereto or used or obtained in connection with the Leases, subject to all costs, expenses, losses, liabilities, damages, fines, penalties, charges, claims, demands, lawsuits, causes of action, appeals, judgments and diminutions in value, of any and every kind, nature and/or character which in any way cover, affect, pertain and/or relate, either directly or indirectly to the interests of Assignor in and to the Leases, including, without limitation, the operation, ownership, plugging, abandonment or environmental cleanup of same which may accrue from and after the Effective Time, as that term is hereinafter defined; and

(d) All oil, gas and other hydrocarbons stored upon (or stored elsewhere) which are produced from the Lands from and after the Effective Time; and

This Assignment is and shall be effective as of August 1, 2016, at 7:00 AM, Gregg County, Texas time (referred to herein as the "Effective Time").

This Assignment is made subject to the terms and provisions of the Leases (including all of Lessor's royalties burdening the Leases, INSOFAR AND ONLY INSOFAR as the Leases cover the Lands), together with all overriding royalties and other interests and matters which burden the Leases of record as of the Effective Time. In addition, this Assignment is subject to all easements, rights-of-way, servitudes, permits, surface leases and other rights with respect to surface operations, which are of record.

THIS ASSIGNMENT IS MADE BY ASSIGNOR TO ASSIGNEE WITHOUT ANY REPRESENTATIONS OR WARRANTIES (OF TITLE, OR OTHERWISE), EITHER STATUTORY, EXPRESS OR IMPLIED, AND ON AN "AS IS, WHERE IS, WITH ALL FAULTS BASIS" AND WITHOUT ANY STATUTORY, EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS AS TO THE MERCHANTABILITY OF ANY OF THE Interests OR THE Interests' FITNESS FOR ANY PURPOSE. ASSIGNEE ACKNOWLEDGES THAT ASSIGNOR HAS NOT MADE, AND ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, AND ASSIGNEE HEREBY EXPRESSLY WAIVES ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE RELATING TO (a) THE ACCURACY, COMPLETENESS OR MATERIALITY OR ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) NOW, HERETOFORE OR HEREAFTER FURNISHED TO ASSIGNEE BY OR ON BEHALF OF ASSIGNOR, (b) THE ENVIRONMENTAL CONDITION OF THE LANDS, (c) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (d) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (e) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS AND (f) ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER APPLICABLE LAW. IT IS THE EXPRESS INTENTION OF BOTH ASSIGNOR AND ASSIGNEE THAT THE LEASES, INCLUDING THE WELLS AND THE EQUIPMENT, ARE HEREBY ASSIGNED TO ASSIGNEE IN THEIR PRESENT CONDITION AND STATE OF REPAIR "AS IS" AND "WHERE IS" AND "WITH ALL FAULTS," THAT WITH RESPECT TO SUCH MATTERS ASSIGNEE IS RELYING SOLELY UPON ITS OWN INVESTIGATION AND THAT AS OF THE EFFECTIVE TIME HEREIN, ASSIGNEE WILL HAVE MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS NECESSARY, ADVISABLE OR APPROPRIATE. ASSIGNOR AND ASSIGNEE AGREE THAT THIS PROVISION HAS BEEN NEGOTIATED AT ARMS LENGTH AND THAT THE PURCHASE PRICE REFLECTS THE INCLUSION OF THIS PROVISION. ASSIGNOR AND ASSIGNEE AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED HEREIN ARE "CONSPICUOUS" DISCLAIMERS FOR THE PURPOSES OF ANY APPLICABLE LAW, RULE OR ORDER.

Assignee, by its acceptance hereof, does hereby UNDERSTAND, ACKNOWLEDGE and AGREE, and does hereby COVENANT, REPRESENT and WARRANT unto Assignor, its respective heirs or successors and assigns, as follows:

1. That, from and after the Effective Time, Assignee, its successors and assigns, assume any and all liabilities arising or accruing from and after the Effective Time and any and all liabilities and obligations or alleged or threatened liabilities and obligations which in any way cover, affect, pertain and/or relate, or which arise out of or in connection with the following duties and obligations:

   a. the duty or obligation to pay and deliver royalties, overriding royalties and other interests burdening the Leases;

   b. the duty or obligation of gas balancing (by mcf, by mmbtu or by cash) of over production or under production from and/or attributable to the interests; and

   c. the costs and expenses incurred in the ordinary course of the operation of the Leases pursuant to the terms and provisions of any and all commitments to which the Leases are subject; and

2. that from and after the date of execution of this Assignment, Assignee, its successors and assigns, agrees to comply with all laws and all governmental rules, orders and regulations with respect to operations of the Leases, including, without limitation, to the abandonment of all wells and/or the abandonment of the associated equipment, including, were applicable, the plugging of wells, the compliance with all laws, rules or regulations regarding inactive or unplugged wells, including bonding requirements, and cleaning up the surface to return the Lands as nearly as possible to their pre-leased condition and including, without limitation, to all applicable federal and state laws pertaining to environmental matters in effect from and after the date of execution of this Assignment.

ASSIGNEE, ITS SUCCESSORS AND ASSIGNS, SHALL, TO THE FULLEST EXTENT PERMITIED BY LAW, AT THE SOLE COST, RISK AND EXPENSE OF ASSIGNEE, ITS SUCCESSORS AND ASSIGNS, PROTECT, DEFEND, INDEMNIFY AND HOLD ASSIGNOR, ITS RESPECTIVE HEIRS OR OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, REPRESENTATIVES, PARENTS, SUBSIDIARIES, AFFILIATED COMPANIES, HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS AND ASSIGNS, HARMLESS FROM AND AGAINST (AND TO REIMBURSE IN CASH TO ASSIGNOR, ITS RESPECTIVE HEIRS OR SUCCESSORS AND ASSIGNS, WITH RESPECT TO) ANY AND ALL COSTS, EXPENSES, COSTS OF CLEAN UP, COSTS OF REMOVAL OR MODIFICATION OF FACILITIES ON THE LANDS, COSTS OF PLUGGING WELLS, LOSSES, LIABILITIES, DAMAGES, FINES, PENALTIES, CHARGES, CLAIMS, DEMANDS, LAWSUITS, CAUSES OF ACTION, APPEALS, JUDGMENTS AND DIMINUTIONS IN VALUE, OF ANY AND EVERY KIND, NATURE AND/OR CHARACTER, INCLUDING COURT COSTS, ATTORNEYS' FEES AND OTHER COSTS AND EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING AND/OR DEFENDING SAME, WHETHER OR NOT RESULTING IN ANY LIABILITY, KNOWN OR UNKNOWN, FIXED OR CONTINGENT, ASSERTED AGAINST OR INCURRED BY ASSIGNOR, OR ITS RESPECTIVE HEIRS OR SUCCESSORS OR ASSIGNS, EITHER

DIRECTLY OR INDIRECTLY, WHICH ARE AND/OR WHICH MAY BE BROUGHT BY ANY AND ALL PERSONS AND/OR PARTIES ON ACCOUNT OF ANY PERSONAL INJURY, DEATH, DAMAGE, DESTRUCTION, LOSS OF PROPERTY OR CONTAMINATION OF NATURAL RESOURCE (INCLUDING, WITHOUT LIMITATION, SOIL, AIR, SURFACE WATER OR GROUND WATER) RESULTING FROM, ARISING OUT OF, CAUSED BY OR CONNECTED WITH ANY ACTS, OMISSIONS, EVENTS OR CIRCUMSTANCES OCCURRING FROM AND AFTER THE DATE OF EXECUTION OF THIS ASSIGNMENT, INCLUDING, WITHOUT LIMITATION, TO THE PRESENCE, DISPOSAL OR RELEASE OF ANY MATERIAL OF ANY KIND IN, ON OR UNDER THE LANDS OR OTHER PROPERTY (WHETHER NEIGHBORING OR OTHERWISE) AT ANY TIME, OR FROM TIME TO TIME, BY REASON OF OR ARISING OUT OF ASSIGNEE'S OPERATIONS OF THE LEASES, AS TO ACTS, OMISSIONS, EVENTS OR CIRCUMSTANCES OCCURRING FROM AND AFTER THE DATE OF EXECUTION OF THIS ASSIGNMENT AND BILL OF SALE. ASSIGNEE'S INDEMNIFICATION OBLIGATIONS WHICH ARE CONTAINED IN THIS PARAGRAPH SHALL EXTEND TO AND INCLUDE, BUT NOT BE LIMITED TO, (1) THE NEGLIGENCE OF ASSIGNEES AND ALL OTHER THIRD PARTIES, WHETHER SUCH NEGLIGENCE IS ACTIVE OR PASSIVE, JOINT, SOLE OR CONCURRENT, (2) STRICT LIABILITY, AND (3) LIABILITIES OR OBLIGATIONS UNDER ANY APPLICABLE FEDERAL OR STATE LAW.

All of the terms, provisions, duties and obligations contained or referred to in this Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee, their respective heirs or successors and assigns.

For convenience, this instrument may be executed in multiple counterparts, with each separate counterpart constituting a valid and binding instrument. Each of the undersigned agree that for recording purposes their respective signature pages and acknowledgments may be removed from their respective counterpart and attached to a single Assignment, Conveyance, and Bill of Sale.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this Assignment is executed by the parties on the date of their respective acknowledgments below, but shall be effective for all purposes as of the Effective Time.

ASSIGNOR:

CERBERUS PRODUCTION, LLC

By: ____________________
Kevin K. Leonard, Manager

ACKNOWLEDGEMENT

STATE OF TEXAS §
§
COUNTY OF MIDLAND §

This instrument was acknowledged before me on the 29th day of July, 2016, by Kevin K. Leonard, the Manager of **CERBERUS PRODUCTION, LLC**, on behalf of said limited liability company.

DIANA GARDEA
NOTARY PUBLIC STATE OF TEXAS
MY COMM. EXP. 12/05/18
NOTARY ID 1119332-6

____
Notary Public – State of Texas

ASSIGNEE:

INTERNATIONAL WESTERN PETROLUEM

By:______________________
Ross Ramsey, President/CEO

ACKNOWLEDGEMENT

STATE OF TEXAS §
§
COUNTY OF PARKER §

This instrument was acknowledged before me on the 29 day of July, 2016, by Ross Ramsey, the President/CEO of **INTERNATIONAL WESTERN PETROLUEM**, on behalf of said corporation.

____
Notary Public – State of Texas

NOTARY PUBLIC STATE OF TEXAS
JOSHUA CARL STONE
My Commission Expires
March 6, 2017

EXHIBIT "A"

THE LEASES AND LANDS

1. **Fannie Marshall Lease**:

That certain Oil, Gas and Mineral Lease dated January 7, 1931, recorded in Volume 67, Page 491, Deed Records, Gregg County, Texas, from Fannie Marshall, acting by and through her Agent and Attorney-in-Fact, B. D. Marshall, as Lessor, to H. S. Moss, as Lessee, covering 39.2 acres of land, more or less, out of the Mary Van Winkle Survey, Gregg County, Texas, more particularly described therein, INSOFAR AND ONLY INSOFAR AS SUCH LAND COVERS ALL RIGHTS, DEPTHS AND FORMATIONS FROM THE SURFACE OF THE GROUND DOWN TO THE SUBSURFACE DEPTH OF THE STRATIGRAPHIC EQUIVALENT OF THE BASE OF THE WOODBINE FORMATION BENEATH SUCH LAND.

2. **Ida Walton Lease**:

That certain Oil, Gas and Mineral Lease dated December 3, 1930, recorded in Volume 61, Page 461, Deed Records, Gregg County, Texas, and in Volume 72, Page 469, of such records, from Ida Waldon and others, as Lessor, to Guy J. Stumpff, as Lessee, covering four (4) acres of land, more or less, out of the Mary Van Winkle Survey, Gregg County, Texas, more particularly described therein, INSOFAR AND ONLY INSOFAR AS SUCH LAND COVERS ALL RIGHTS, DEPTHS AND FORMATIONS FROM THE SURFACE OF THE GROUND DOWN TO THE SUBSURFACE DEPTH OF THE STRATIGRAPHIC EQUIVALENT OF THE BASE OF THE WOODBINE FORMATION BENEATH SUCH LAND.

FILED AND RECORDED
OFFICIAL PUBLIC RECORDS

Connie Wade, County Clerk
Gregg County Texas
August 02, 2016 12:02:00
FEE: $40.00
ASSIGNMENT
201612291